SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 21, 2006

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2006, JoAnne Brandes, the Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of JohnsonDiversey, Inc. and Vice President, General Counsel and Secretary of JohnsonDiversey Holdings, Inc., announced her intention to retire effective during the first quarter of 2007. On December 21, 2006, JohnsonDiversey issued a press release announcing Ms. Brandes’ retirement, a copy of which is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 21, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: December 21, 2006	By:	/s/ Joseph F. Smorada
Joseph F. Smorada Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: December 21, 2006	By:	/s/ Joseph F. Smorada
Joseph F. Smorada Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release dated December 21, 2006